SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 2, 2000

Old Kent Financial Corporation
(Exact name of registrant as
specified in charter)

Michigan (State of Incorporation)	0-14591 (Commission File Number)	38-1986608 (IRS Employer Identification no.)

111 Lyon Street, N.W. Grand Rapids, Michigan (Address of principal executive offices)		49503 (Zip Code)

Registrant's telephone number,
including area code: (616) 771-5000

Item 7.  Financial Statements and Exhibits.

               This Form 8-K is filed solely for the purpose of filing exhibits that will be incorporated by reference in the registrant's Form 10-K Annual Report for its fiscal year ended December 31, 1999, and other future filings.

(c)	Exhibits:

	Number	Exhibit

	3.2	Bylaws.

	10.3	Amendment to Executive Stock Option Plan of 1986, Stock Option Incentive Plan of 1992, and Executive Stock Incentive Plan of 1997.

	10.24	Executive Severance Agreements. The form of Executive Severance Agreement was previously filed as Exhibit 10.17 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference. An updated participant schedule is attached as Exhibit 10.24.

	10.25	Executive Severance Agreements. The form of Executive Severance Agreement was previously filed as Exhibit 10.18 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference. An updated participant schedule is attached as Exhibit 10.25.

	10.26	Executive Severance Agreements. The form of Executive Severance Agreement was previously filed as Exhibit 10.24 to Old Kent's Form 8-K filed March 15, 1999. Here incorporated by reference. An updated participant schedule is attached as Exhibit 10.26.

	10.27	Indemnity Agreement. The form of Indemnity Agreement was previously filed as Exhibit 10(c) to Old Kent's Form 10-Q Quarterly Report for the fiscal quarter ended June 30, 1997. Here incorporated by reference. A participant schedule is attached as Exhibit 10.27.

	21	Subsidiaries of Registrant.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD KENT FINANCIAL CORPORATION By: /s/ Mary E. Tuuk Mary E. Tuuk Senior Vice President and Secretary

Dated: March 2, 2000

EXHIBIT INDEX

Exhibit No.	Document

3.2	Bylaws.

10.3	Amendment to Executive Stock Option Plan of 1986, Stock Option Incentive Plan of 1992, and Executive Stock Incentive Plan of 1997.

10.24	Executive Severance Agreements. The form of Executive Severance Agreement was previously filed as Exhibit 10.17 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference. An updated participant schedule is attached as Exhibit 10.24.

10.25	Executive Severance Agreements. The form of Executive Severance Agreement was previously filed as Exhibit 10.18 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference. An updated participant schedule is attached as Exhibit 10.25.

10.26	Executive Severance Agreements. The form of Executive Severance Agreement was previously filed as Exhibit 10.24 to Old Kent's Form 8-K filed March 15, 1999. Here incorporated by reference. An updated participant schedule is attached as Exhibit 10.26.

10.27	Indemnity Agreement. The form of Indemnity Agreement was previously filed as Exhibit 10(c) to Old Kent's Form 10-Q Quarterly Report for the fiscal quarter ended June 30, 1997. Here incorporated by reference. A participant schedule is attached as Exhibit 10.27.

21	Subsidiaries of Registrant.